EXHIBIT 99.2 Earnings Release Supplement Second Quarter 2021

Citizens Community Bancorp, Inc. Table of Contents Segment Profiles COVID-19 Related Loan Deferrals Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial & Industrial Loans Construction & Development Loans Agricultural Real Estate & Operating Loans Hotel Loans Restaurant Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of June 30, 2021 Loans by Rish Rating as of March 31, 2021 Loans by Risk Rating as of December 31, 2020 Loans by Risk Rating as of June 30, 2020 Allowance for Loan Losses Nonaccrual Loans Roll forward Other Real Estate Owned Roll forward Troubled Debt Restructurings in Accrual Status Acquired Loans – Non-accretable difference and accretable discount tables Earnings Per Share Selected Capital Composition Highlights – Bank and Company Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 17 17 18 19 20 1

COVID-19 Related Loan Deferrals Dollars in Thousands COVID-19 Deferrals Balance Number of Loans Commercial Deferrals Hotel Loans 31,117$ 5 Other Commercial Loans 2,469 9 Total Commercial Deferrals 33,586 14 Residential Deferrals 2,148 17 Consumer Deferrals - - Total Deferrals 35,734$ 31 June 30, 2021 Commercial Loan Deferral Expiration by Quarter as of June 30, 2021 Balance Number of Loans Hotel Loans Quarter Ending September 30, 2021 11,926$ 3 Quarter Ending December 31, 2021 - - Quarter Ending March 31, 2022 19,191* 2 Total Hotel Loans 31,117 5 Other Commercial Loans Quarter Ending September 30, 2021 2,392 8 Quarter Ending December 31, 2021 77 1 Total Other Commercial Loans 2,469$ 9 Total Commercial Deferral Expirations 33,586$ 14 *Interest only deferral – borrower provided 2 years principal and interest payments 2

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE As of 06/30/21



27%
23%
11%
9%
6%
5%
4%
2%
2%
11%
Hotel
CRE - Retail
CRE - Warehouse/Mini Storage
CRE - Industrial/Manufacturing
CRE - Bar/Restaurant
Investor Residential
CRE - Office
CRE - Senior Living
CRE - Mixed Use
Other

By Geography As of 06/30/21



54%
35%
11%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE

	As of 06/30/21	As of 03/31/21
Loan Balance Outstanding In Millions	$353	$311
Number of Loans	752	765
Average Loan Size In Thousands	$469	$406
Approximate Weighted Average LTV	59%	55%
Approximate Weighted Average DSCR	2.3x	2.4x
Weighted Average Seasoning In Months	26	28
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

3

19% 16% 11% 10% 10% 9% 7% 7% 2% 9% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Senior Living CRE Warehouse/Mini Storage CRE Mixed Use CRE Office Hotels Other Owner Occupied CRE As of 06/30/21 Portfolio Fundamentals 75% 14% 11% Wisconsin Minnesota Other By Geography As of 06/30/21 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE As of 06/30/21 As of 03/31/21 $207 $205 425 420 $488 $487 Approximate Weighted Average LTV 48% 50% 2.1x 2.1x Weighted Average Seasoning In Months 32 31 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 4

Portfolio Fundamentals 61% 37% 2% Wisconsin Minnesota Other By Geography As of 06/30/21 100% Multi-family Multi-family As of 06/30/21 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of 06/30/21 As of 03/31/21 $121 $119 104 102 $1.17 $1.17 67% 67% Approximate Weighted Average DSCR 1.8x 1.9x 21 18 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 5

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial
As of 06/30/21



18%
12%
11%
8%
8%
6%
6%
5%
5%
4%
4%
4%
3%
6%
Manufacturing
Transportation and Warehousing
Construction
Agriculture
Administrative Support
Health Care
Finance and Insurance
Public Admin
Wholesale Trade
Real Estate, Rental and Leasing
Retail Trade
Education Services
Other Services
Other

By Geography
As of 06/30/21



1%
16%
83%
Wisconsin
Minnesota
Other (1%)

Portfolio Characteristics - Commercial & Industrial

	As of 06/30/21	As of 03/31/21
Loan Balance In Millions	$100	$96
Number of Loans	736	756
Average Loan Size In Thousands	$137	$127
Approximate Weighted Average DSCR	2.7x	2.7x
Weighted Average Seasoning In Months	27	25
Trailing 12 Month Net Charge-Offs	0.35%	0.42%
Committed Line, if collateral	57	58

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

6

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 06/30/21


10%
20%
16%
12%
12%
8%
8%
8%
6%
Commercial 1-4 Family Construction
CRE Senior Living
CRE Retail
Other Land
Other
CRE Multi-family
CRE Warehouse/Mini Storage
CRE Hospitality
CRE Campground

By Geography As of 06/30/21


15%
48%
37%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Construction & Development

	As of 06/30/21	As of 03/31/2021
Loan Balance Outstanding In Millions	$91	$90
Number of Loans	118	109
Average Loan Size In Thousands	$769	$832
Approximate Weighted Average LTV	61%	56%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	58%	63%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd Party inspections and Title Company draws after balancing to sworn construction statement
- 1-4 Residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

7

39% 24% 22% 15% Crop Dairy Other Farming Other Agricultural As of 06/30/21 Portfolio Fundamentals 70% 27% 3% Wisconsin Minnesota Other By Geography As of 06/30/21 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of less than 65%; Equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of 06/30/21 As of 03/31/21 $101 $98 568 611 $177 $162 1.8x 1.8x 33 34 0.12% 0.16% Approximate Weighted Average DSCR Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 8

68% 20% 12% Flagged Historic Boutique Other Hotels As of 06/30/21 Portfolio Fundamentals 51% 32% 17% Minnesota Wisconsin Illinois By Geography As of 06/30/21 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties • Historic hotels are two hotels in Twin Cities area • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of 06/30/21 As of 03/31/21 $93 $93 32 32 $2.9 $2.9 53% 56% 2.3x 2.3x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR - Non-Construction Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 9

53% 16% 10% 8% 7% 6% Culver's - Limited Service Restaurants Micro Breweries Other National Limited Services Drinking Establishments Other Restaurants As of 06/30/21 Portfolio Fundamentals 79% 20% 1% Wisconsin Minnesota Other By Geography As of 06/30/21 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area • Lessors of RE include investor and owner-occupied structure Restaurant Loans As of 06/30/21 As of 03/31/2021 $39 $39 83 87 $464 $444 59% 57% 3.5x 3.5x 0.00% 0.00% Portfolio Characteristics - Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 11

Below is a breakdown of loans by risk rating as of June 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 419,278	$ 506	$ 781	$ —	$ —	$ 420,565
Agricultural real estate	41,425	378	1,122	—	—	42,925
Multi-family real estate	113,491	299	—	—	—	113,790
Construction and land development	86,108	—	3,478	—	—	89,586
C&I/Agricultural operating:						
Commercial and industrial	77,758	16	3,009	—	—	80,783
Agricultural operating	21,261	22	1,731	—	—	23,014
Residential mortgage:						
Residential mortgage	69,549	—	3,416	—	—	72,965
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,250	—	46	—	—	10,296
Originated loans before SBA PPP loans	864,031	1,221	13,998	—	—	879,250
SBA PPP loans	74,925	—	—	—	—	74,925
Total originated loans	$ 938,956	$ 1,221	$ 13,998	$ —	$ —	$ 954,175
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 124,647	$ 10,876	$ 3,974	$ —	$ —	$ 139,497
Agricultural real estate	24,576	—	5,164	—	—	29,740
Multi-family real estate	7,401	—	—	—	—	7,401
Construction and land development	961	202	39	—	—	1,202
C&I/Agricultural operating:						
Commercial and industrial	19,391	9	301	—	—	19,701
Agricultural operating	4,482	—	411	—	—	4,893
Residential mortgage:						
Residential mortgage	31,782	—	1,999	—	—	33,781
Consumer installment:						
Other consumer	644	—	4	—	—	648
Total acquired loans	$ 213,884	$ 11,087	$ 11,892	$ —	$ —	$ 236,863
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 543,925	$ 11,382	$ 4,755	$ —	$ —	$ 560,062
Agricultural real estate	66,001	378	6,286	—	—	72,665
Multi-family real estate	120,892	299	—	—	—	121,191
Construction and land development	87,069	202	3,517	—	—	90,788
C&I/Agricultural operating:						
Commercial and industrial	97,149	25	3,310	—	—	100,484
Agricultural operating	25,743	22	2,142	—	—	27,907
Residential mortgage:						
Residential mortgage	101,331	—	5,415	—	—	106,746
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,894	—	50	—	—	10,944
Gross Loans Before SBA PPP Loans	$ 1,077,915	$ 12,308	$ 25,890	$ —	$ —	$ 1,116,113
SBA PPP loans	74,925	—	—	—	—	74,925
Gross loans	$ 1,152,840	$ 12,308	$ 25,890	$ —	$ —	$ 1,191,038
Less:						
Unearned net deferred fees and costs and loans in process						(5,133)
Unamortized discount on acquired loans						(4,347)
Allowance for loan losses						(16,845)
Loans receivable, net						$ 1,164,713

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Below is a breakdown of loans by risk rating as of March 31, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 363,758	$ 764	$ 1,081	$ —	$ —	$ 365,603
Agricultural real estate	36,439	522	1,179	—	—	38,140
Multi-family real estate	111,199	304	—	—	—	111,503
Construction and land development	80,458	—	3,478	—	—	83,936
C&I/Agricultural operating:						
Commercial and industrial	72,355	317	4,021	—	—	76,693
Agricultural operating	20,003	1,045	101	—	—	21,149
Residential mortgage:						
Residential mortgage	78,764	—	3,521	—	—	82,285
Purchased HELOC loans	5,057	—	234	—	—	5,291
Consumer installment:						
Originated indirect paper	23,024	—	162	—	—	23,186
Other consumer	10,906	—	45	—	—	10,951
Originated loans before SBA PPP loans	$ 801,963	$ 2,952	$ 13,822	$ —	$ —	$ 818,737
SBA PPP loans	118,931	—	—	—	—	118,931
Total originated loans	$ 920,894	$ 2,952	$ 13,822	$ —	$ —	$ 937,668
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 135,059	$ 10,494	$ 4,033	$ —	$ —	$ 149,586
Agricultural real estate	27,041	—	5,386	—	—	32,427
Multi-family real estate	7,485	—	—	—	—	7,485
Construction and land development	6,553	204	39	—	—	6,796
C&I/Agricultural operating:						
Commercial and industrial	18,865	9	366	—	—	19,240
Agricultural operating	6,754	—	347	—	—	7,101
Residential mortgage:						
Residential mortgage	37,982	—	2,064	—	—	40,046
Consumer installment:						
Other consumer	906	—	7	—	—	913
Total acquired loans	$ 240,645	$ 10,707	$ 12,242	$ —	$ —	$ 263,594
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 498,817	$ 11,258	$ 5,114	$ —	$ —	$ 515,189
Agricultural real estate	63,480	522	6,565	—	—	70,567
Multi-family real estate	118,684	304	—	—	—	118,988
Construction and land development	87,011	204	3,517	—	—	90,732
C&I/Agricultural operating:						
Commercial and industrial	91,220	326	4,387	—	—	95,933
Agricultural operating	26,757	1,045	448	—	—	28,250
Residential mortgage:						
Residential mortgage	116,746	—	5,585	—	—	122,331
Purchased HELOC loans	5,057	—	234	—	—	5,291
Consumer installment:						
Originated indirect paper	23,024	—	162	—	—	23,186
Other consumer	11,812	—	52	—	—	11,864
Gross Loans Before SBA PPP Loans	$ 1,042,608	$ 13,659	$ 26,064	$ —	$ —	$ 1,082,331
SBA PPP loans	118,931	—	—	—	—	118,931
Gross loans	$ 1,161,539	$ 13,659	$ 26,064	$ —	$ —	$ 1,201,262
Less:						
Unearned net deferred fees and costs and loans in						(4,487)
Unamortized discount on acquired loans						(4,649)
Allowance for loan losses						(16,860)
Loans receivable, net						$ 1,175,266

13

Below is a breakdown of loans by risk rating as of December 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 349,482	$ 543	$ 1,088	$ —	$ —	$ 351,113
Agricultural real estate	30,041	446	1,254	—	—	31,741
Multi-family real estate	112,423	308	—	—	—	112,731
Construction and land development	87,763	—	3,478	—	—	91,241
C&I/Agricultural operating:						
Commercial and industrial	91,474	20	3,796	—	—	95,290
Agricultural operating	22,462	934	1,061	—	—	24,457
Residential mortgage:						
Residential mortgage	82,097	7	4,179	—	—	86,283
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	11,986	—	70	—	—	12,056
Originated loans before SBA PPP loans	$ 819,303	$ 2,258	$ 15,462	$ —	$ —	$ 837,023
SBA PPP loans	123,702	—	—	—	—	123,702
Total originated loans	$ 943,005	$ 2,258	$ 15,462	$ —	$ —	$ 960,725
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 148,303	$ 4,274	$ 3,985	$ —	$ —	$ 156,562
Agricultural real estate	31,147	—	5,907	—	—	37,054
Multi-family real estate	9,273	—	148	—	—	9,421
Construction and land development	7,237	—	39	—	—	7,276
C&I/Agricultural operating:						
Commercial and industrial	20,918	9	336	—	—	21,263
Agricultural operating	7,838	—	490	—	—	8,328
Residential mortgage:						
Residential mortgage	42,805	131	2,167	—	—	45,103
Consumer installment:						
Other consumer	1,150	—	7	—	—	1,157
Total acquired loans	$ 268,671	$ 4,414	$ 13,079	$ —	$ —	$ 286,164
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 497,785	$ 4,817	$ 5,073	$ —	$ —	$ 507,675
Agricultural real estate	61,188	446	7,161	—	—	68,795
Multi-family real estate	121,696	308	148	—	—	122,152
Construction and land development	95,000	—	3,517	—	—	98,517
C&I/Agricultural operating:						
Commercial and industrial	112,392	29	4,132	—	—	116,553
Agricultural operating	30,300	934	1,551	—	—	32,785
Residential mortgage:						
Residential mortgage	124,902	138	6,346	—	—	131,386
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	13,136	—	77	—	—	13,213
Gross Loans Before SBA PPP Loans	$ 1,087,974	$ 6,672	$ 28,541	$ —	$ —	$ 1,123,187
SBA PPP loans	123,702	—	—	—	—	123,702
Gross loans	$ 1,211,676	$ 6,672	$ 28,541	$ —	$ —	$ 1,246,889
Less:						
Unearned net deferred fees and costs and loans in process						(4,245)
Unamortized discount on acquired loans						(5,063)
Allowance for loan losses						(17,043)
Loans receivable, net						$ 1,220,538

14

Below is a breakdown of loans by risk rating as of June 30, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 308,633	$ 4,952	$ 805	$ —	$ —	$ 314,390
Agricultural real estate	32,592	469	2,077	—	—	35,138
Multi-family real estate	90,617	—	—	—	—	90,617
Construction and land development	85,511	5,867	3,478	—	—	94,856
C&I/Agricultural operating:						
Commercial and industrial	76,447	661	3,261	—	—	80,369
Agricultural operating	24,488	768	557	—	—	25,813
Residential mortgage:						
Residential mortgage	91,649	—	4,015	—	—	95,664
Purchased HELOC loans	6,534	—	327	—	—	6,861
Consumer installment:						
Originated indirect paper	31,815	—	216	—	—	32,031
Other consumer	14,082	—	93	—	—	14,175
Originated loans before SBA PPP loans	$ 762,368	$ 12,717	$ 14,829	$ —	$ —	$ 789,914
SBA PPP loans	137,330	—	—	—	—	137,330
Total originated loans	$ 899,698	$ 12,717	$ 14,829	$ —	$ —	$ 927,244
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 180,003	$ 6,699	$ 8,633	$ —	$ —	$ 195,335
Agricultural real estate	35,712	—	7,342	—	—	43,054
Multi-family real estate	12,874	—	148	—	—	13,022
Construction and land development	15,086	—	190	—	—	15,276
C&I/Agricultural operating:						
Commercial and industrial	28,274	59	1,144	—	—	29,477
Agricultural operating	10,723	80	1,321	—	—	12,124
Residential mortgage:						
Residential mortgage	54,058	403	2,299	—	—	56,760
Consumer installment:						
Other consumer	1,634	—	5	—	—	1,639
Total acquired loans	$ 338,364	$ 7,241	$ 21,082	$ —	$ —	$ 366,687
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 488,636	$ 11,651	$ 9,438	$ —	$ —	$ 509,725
Agricultural real estate	68,304	469	9,419	—	—	78,192
Multi-family real estate	103,491	—	148	—	—	103,639
Construction and land development	100,597	5,867	3,668	—	—	110,132
C&I/Agricultural operating:						
Commercial and industrial	104,721	720	4,405	—	—	109,846
Agricultural operating	35,211	848	1,878	—	—	37,937
Residential mortgage:						
Residential mortgage	145,707	403	6,314	—	—	152,424
Purchased HELOC loans	6,534	—	327	—	—	6,861
Consumer installment:						
Originated indirect paper	31,815	—	216	—	—	32,031
Other consumer	15,716	—	98	—	—	15,814
Gross Loans Before SBA PPP Loans	$ 1,100,732	$ 19,958	$ 35,911	$ —	$ —	$ 1,156,601
SBA PPP loans	137,330	—	—	—	—	137,330
Gross loans	$ 1,238,062	$ 19,958	$ 35,911	$ —	$ —	$ 1,293,931
Less:						
Unearned net deferred fees and costs and loans in process						(5,369)
Unamortized discount on acquired loans						(7,387)
Allowance for loan losses						(13,373)
Loans receivable, net						$ 1,267,802

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Allowance for Loan Losses (in thousand, except ratios) June 30, 2021 and Three Months Ended March 31, 2021 and Three Months Ended December 31, 2020 and Three Months Ended June 30, 2020 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,860 $ 17,043 $ 14,836 $ 11,835 Loans charged off: Commercial/Agricultural real estate (51) (200) — — C&I/Agricultural operating (7) — (300) (246) Residential mortgage — — — — Consumer installment (15) (25) (23) (65) Total loans charged off (73) (225) (323) (311) Recoveries of loans previously charged off: Commercial/Agricultural real estate 1 5 1 76 C&I/Agricultural operating 33 15 11 — Residential mortgage 3 8 — 6 Consumer installment 21 14 18 17 Total recoveries of loans previously charged off: 58 42 30 99 Net loans charged off (“NCOs”) (15) (183) (293) (212) Additions to ALL via provision for loan losses charged to operations — — 2,500 1,750 ALL, at end of period $ 16,845 $ 16,860 $ 17,043 $ 13,373 Average outstanding loan balance $ 1,186,439 $ 1,213,562 $ 1,240,895 $ 1,266,273 Ratios: NCOs (annualized) to average loans 0.01% 0.06% 0.09% 0.07% 16

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Balance, beginning of period	$ 8,678	$ 10,747	$ 13,154	$ 14,787	$ 16,090
Additions	863	430	912	716	1,907
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(58)	(205)	(2)	(141)	(175)
Transfers to OREO	—	(45)	—	(172)	—
Return to accrual status	(696)	(291)	—	(165)	(1,702)
Payments received	(712)	(1,935)	(3,317)	(1,744)	(1,292)
Other, net	—	(23)	—	(127)	(41)
Balance, end of period	$ 8,075	$ 8,678	$ 10,747	$ 13,154	$ 14,787

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Balance, beginning of period	$ 57	$ 156	$ 756	$ 692	$ 1,412
Loans transferred in	—	45	—	172	—
Branch properties transferred in	79	—	—	—	—
Sales	(5)	(142)	(529)	(86)	(681)
Write-downs	—	—	(68)	(26)	(151)
Other, net	(2)	(2)	(3)	4	112
Balance, end of period	$ 129	$ 57	$ 156	$ 756	$ 692

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	June 30, 2021		March 31, 2021		December 31, 2020		June 30, 2020	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	14	$ 4,841	14	$ 4,472	16	$ 4,695	19	$ 1,885
C&I/Agricultural Operating	6	3,804	5	4,042	4	3,836	5	1,199
Residential mortgage	40	3,040	44	3,195	43	3,162	39	2,981
Consumer installment	7	51	8	43	8	49	8	62
Total loans	67	$ 11,736	71	$ 11,752	71	$11,742	71	$ 6,127

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The

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Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Non-accretable difference, beginning of period	$ 966	$ 1,087	$ 1,661	$ 3,355	$ 4,327
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(37)	(58)	(324)	(130)	(196)
Transfers from non-accretable difference to accretable discount	(106)	(63)	(50)	(1,294)	(741)
Non-accretable difference used to reduce loan principal balance	—	—	(200)	(270)	(35)
Non-accretable difference transferred to OREO due to loan foreclosure	—	—	—	—	—
Non-accretable difference, end of period	$ 823	$ 966	$ 1,087	$ 1,661	$ 3,355

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Accretable discount, beginning of period	$ 3,683	$ 3,976	$ 5,050	$ 4,032	$ 3,637
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference	—	(90)	(872)	—	(99)
Transfers from non-accretable difference to accretable discount	106	63	50	1,294	741
Scheduled accretion	(265)	(266)	(252)	(276)	(247)
Accretable discount, end of period	$ 3,524	$ 3,683	$ 3,976	$ 5,050	$ 4,032

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On November 30, 2020, a 5% stock repurchase program was authorized by the Board of Directors. Under this authorization, 198 thousand shares, or 1.8% of the shares outstanding, were repurchased during the quarter ended June 30, 2021. As of June 30, 2021, there were $10.7 million shares outstanding and an additional 36 thousand shares could be repurchased under the the program. Earnings Per Share (Amounts in thousands, except per share data, share count in thousands) Three Months Ended Six Months Ended June 30, 2021 March 31, 2021 June 30, 2020 June 30, 2021 June 30, 2020 Basic Net income attributable to common shareholders $ 4,706 $ 5,506 $ 3,069 $ 10,212 $ 5,675 Weighted average common shares outstanding 10,778 10,980 11,151 10,879 11,182 Basic earnings per share $ 0.44 $ 0.50 $ 0.28 $ 0.94 $ 0.51 Diluted Net income attributable to common shareholders $ 4,706 $ 5,506 $ 3,069 $ 10,212 $ 5,675 Weighted average common shares outstanding 10,778 10,980 11,151 10,879 11,182 Add: Dilutive stock options outstanding 12 6 — 8 1 Average shares and dilutive potential common shares 10,790 10,986 11,151 10,887 11,183 Diluted earnings per share $ 0.44 $ 0.50 $ 0.28 $ 0.94 $ 0.51 Common stock issued and outstanding 10,696 10,894 11,151 10,696 11,151 19

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights June 30, 2021 (unaudited) March 31, 2021 (unaudited) December 31, 2020 (audited) June 30, 2020 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 9.7% 9.8% 9.9% 9.9% 5.0% Tier 1 capital (to risk weighted assets) 13.5% 14.3% 13.5% 12.9% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.5% 14.3% 13.5% 12.9% 6.5% Total capital (to risk weighted assets) 14.7% 15.5% 14.7% 14.0% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights June 30, 2021 (unaudited) March 31, 2021 (unaudited) December 31, 2020 (audited) June 30, 2020 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 7.5% 7.5% 7.7% 7.4% 4.0% Tier 1 capital (to risk weighted assets) 10.4% 11.0% 10.5% 9.7% 6.0% Common equity tier 1 capital (to risk weighted assets) 10.4% 11.0% 10.5% 9.7% 4.5% Total capital (to risk weighted assets) 14.2% 14.9% 14.3% 12.1% 8.0% 20